UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	04/30/15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Growth and Income

Fund, Inc.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Information About the Renewal of
the Fund’s Management Agreement

FOR MORE INFORMATION

Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2014, through April 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market encountered bouts of heightened volatility on its way to posting modest gains for the reporting period overall. Investors were confounded to a degree by divergent economic trends in domestic and international markets. On one hand, stock prices were driven broadly higher over the final months of 2014 as U.S. corporate fundamentals benefited from a sustained economic recovery, which was fueled by strengthening labor markets, intensifying manufacturing activity, and greater consumer and business confidence. However, gains moderated over the first four months of 2015, when investors worried that persistent economic weakness in overseas markets and a strengthening U.S. dollar might derail growth in the United States.

We remain optimistic regarding the long-term outlook for the U.S. economy generally and the U.S. equities asset class in particular. We believe the domestic economic recovery has continued at a sustainable pace, energy prices appear to have stabilized, foreign currencies recently have strengthened, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address global economic weakness. In the meantime, expectations of the timing of short-term interest rate hikes from monetary policymakers have been pushed back, and eventual rate increases are expected to be gradual and modest. As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through April 30, 2015, as provided by John Bailer and Elizabeth Slover, Portfolio Managers Fund and Market Performance Overview

For the six-month period ended April 30, 2015, Dreyfus Growth and Income Fund produced a total return of 4.53%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 4.39% for the same period.2

U.S. stock prices rose moderately in an environment of choppy economic growth. The fund participated fully in the market’s gains, outperforming its benchmark largely on the strength of relatively robust returns in the energy, technology, and basic materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers.We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Financial Markets Buffeted by Volatility

Although the U.S. economy continued to grow during the reporting period, the recovery proved uneven in the face of severe winter weather. Weak growth, defla-tionary pressures, and uncertain economic prospects in international markets further increased investor uneasiness. European and Japanese central banks responded to economic headwinds with massive quantitative easing programs, causing the U.S. dollar to increase in value against their currencies.This development hampered revenues for U.S. exporters.A steep decline in oil prices generated challenges for petro-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

leum producers, while consumers and some industries benefited from lower gasoline and energy prices.

Equity markets proved choppy in this environment. During the first three months of the reporting period, the S&P 500 Index repeatedly vacillated between gains and losses. By mid-March 2015, however, the market regained its footing, remaining in positive territory through the rest of the reporting period. Most industry groups posted gains for the reporting period overall, led by the consumer discretionary and health care sectors. Conversely, the energy, utilities, and telecommunications services sectors lost a degree of value.

Adding Value Through Sector Allocations and Stock Selections

The fund enhanced relative performance by allocating relatively few assets to the richly valued utilities sector, helping to cushion the impact of the sector’s weakness.We also managed the fund’s energy holdings effectively, maintaining underweighted exposure early in the reporting period when oil prices declined, then shifting to overweighted exposure as prices began to rebound.We further bolstered returns in the energy sector by emphasizing stocks poised to benefit from declining oil prices, such as refiner Valero Energy. In contrast, the fund held underweighted exposure to industrial firms we consider likely to be hobbled by weak energy infrastructure demand.

In the information technology sector, the fund’s overall performance benefited from investments in fast growing companies such as consumer electronics giant Apple, network security provider Fortinet, and networking solutions giant Cisco Systems. These strong performers more than offset less stellar results from hardware companies hurt by sluggish sales, such as Sandisk and EMC. In the materials sector,Vulcan Materials and Martin Marietta Materials advanced amid expectations of greater construction spending. Among consumer staples companies, pharmacy chain CVS Health performed notably well in response to positive revenue trends.

Returns in other areas proved mixed compared to the benchmark.The fund generally kept pace with the market’s gains in the health care sector, with declines in biotechnology developer Gilead Sciences balanced by gains in UnitedHealth Group, Pfizer, Omnicare, and Biogen. However, returns lagged the benchmark in the consumer discretionary sector, where investments in clothing retailers with significant overseas currency exposure—such as Michael Kors Holdings and PVH—detracted from relative performance. Among industrials, oil-and-gas construction company Fluor and machinery maker Cummins faced international headwinds. Finally, in the telecommunications services sector,Windstream Holdings lost ground due to disappointing earnings.

Emphasizing Companies Poised for Growth

As of the end of the reporting period, the fund held overweighted exposure to what we believe are attractively valued financial companies that appear well positioned to deliver improved earnings if interest rates rise from today’s historically low levels.We also have identified a relatively large number of investments among materials companies leveraged to increased construction and infrastructure spending, and to consumer discretionary companies we consider likely to benefit from low energy prices and rising employment trends. In contrast, the fund held underweighted exposure to industrial firms we consider likely to be hobbled by weak international markets and high energy prices.We also have found relatively few attractively valued investments in the telecommunications services and utilities sectors.

May 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC.—Reflects the reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2014 to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2015

Expenses paid per $1,000†	$4.61
Ending value (after expenses)	$1,045.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2015

Expenses paid per $1,000†	$4.56
Ending value (after expenses)	$1,020.28

† Expenses are equal to the fund’s annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2015 (Unaudited)

Common Stocks—99.0%	Shares		Value ($)
Automobiles & Components—1.2%
Delphi Automotive	44,914		3,727,862
General Motors	72,798		2,552,298
Tesla Motors	21,500	[a]	4,860,075
			11,140,235
Banks—6.9%
Bank of America	578,249		9,211,507
Citigroup	254,374		13,563,222
JPMorgan Chase & Co.	362,511		22,932,446
PNC Financial Services Group	53,299		4,889,117
Regions Financial	318,679		3,132,615
U.S. Bancorp	26,152		1,121,136
Wells Fargo & Co.	178,268		9,822,567
			64,672,610
Capital Goods—6.9%
Danaher 74,837	6,127,654
Honeywell International	200,179		20,202,065
Northrop Grumman	14,704		2,265,004
Owens Corning	103,826		4,013,913
Precision Castparts	31,931		6,599,818
Raytheon	59,408		6,178,432
United Technologies	172,973		19,675,679
			65,062,565
Commercial & Professional Services—.7%
Tyco International	156,507		6,163,246
Consumer Durables & Apparel—1.5%
Hanesbrands	126,075		3,918,411
NIKE, Cl. B	65,005		6,425,094
Under Armour, Cl. A	50,298	[a]	3,900,610
			14,244,115
Consumer Services—.8%
Carnival	182,423		8,021,139
Diversified Financials—8.4%
Ameriprise Financial	57,559		7,210,992
Berkshire Hathaway, Cl. B	105,044	[a]	14,833,263
BlackRock	13,810		5,026,011

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Capital One Financial	68,323		5,523,915
Goldman Sachs Group	64,258		12,621,556
Intercontinental Exchange	28,509		6,401,126
Invesco	106,346		4,404,851
Morgan Stanley	201,334		7,511,772
TD Ameritrade Holding	149,897		5,433,766
Voya Financial	240,991		10,203,559
			79,170,811
Energy—9.3%
Anadarko Petroleum	88,977		8,372,736
EOG Resources	133,287		13,188,749
Kinder Morgan	98,420		4,227,139
Marathon Oil	138,798		4,316,618
Occidental Petroleum	301,703		24,166,410
Phillips 66	118,207		9,374,997
Schlumberger	244,867		23,166,867
			86,813,516
Food & Staples Retailing—1.8%
CVS Health	161,664		16,051,619
Diplomat Pharmacy	26,603		952,919
			17,004,538
Food, Beverage & Tobacco—6.5%
Coca-Cola Enterprises	268,054		11,904,278
ConAgra Foods	222,761		8,052,810
Molson Coors Brewing, Cl. B	58,875		4,327,901
Mondelez International, Cl. A	248,404		9,531,261
PepsiCo	246,737		23,469,623
Philip Morris International	49,569		4,137,524
			61,423,397
Health Care Equipment & Services—5.1%
Boston Scientific	326,461	[a]	5,817,535
Cardinal Health	108,916		9,185,975
McKesson	52,608		11,752,627
Medtronic	73,925		5,503,716
Omnicare	54,863		4,826,847

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
UnitedHealth Group	94,575		10,535,655
			47,622,355
Household & Personal Products—.7%
Estee Lauder, Cl. A	75,124		6,106,830
Insurance—2.7%
Allstate	67,577		4,707,414
American International Group	68,297		3,844,438
FNF Group	57,807		2,080,474
Hartford Financial Services Group	87,622		3,572,349
Marsh & McLennan	94,243		5,292,687
Prudential Financial	69,605		5,679,768
			25,177,130
Materials—4.3%
Dow Chemical	140,152		7,147,752
Martin Marietta Materials	86,990		12,409,123
Mosaic	111,139		4,890,116
Packaging Corporation of America	33,708		2,332,257
Potash Corp of Saskatchewan	99,427		3,245,297
Praxair	34,362		4,189,759
Vulcan Materials	69,017		5,902,334
			40,116,638
Media—4.8%
AMC Networks, Cl. A	63,962	[a]	4,825,293
CBS, Cl. B	88,933		5,525,407
Comcast, Cl. A	143,838		8,308,083
Interpublic Group of Companies	504,031		10,504,006
Omnicom Group	51,561		3,906,261
Regal Entertainment Group, Cl. A	90,563		1,992,386
Twenty-First Century Fox, Cl. A	173,740		5,921,059
Viacom, Cl. B	59,506		4,132,692
			45,115,187
Pharmaceuticals, Biotech & Life Sciences—8.9%
Actavis	25,953	[a]	7,341,066
Alexion Pharmaceuticals	28,605	[a]	4,840,824
Biogen	21,322	[a]	7,972,935

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Bristol-Myers Squibb	109,936		7,006,221
Celgene	51,803	[a]	5,597,832
Eli Lilly & Co.	92,371		6,638,704
Endo International	11,443	[a]	961,956
Illumina	29,800	[a]	5,490,650
Mallinckrodt	33,814	[a]	3,827,068
Merck & Co.	96,501		5,747,600
Pfizer	477,453		16,199,980
Regeneron Pharmaceuticals	11,234	[a]	5,139,106
Vertex Pharmaceuticals	51,525	[a]	6,352,002
			83,115,944
Real Estate—1.4%
American Tower	56,494	[b]	5,340,378
Communications Sales & Leasing	248,312	[a]	7,469,237
			12,809,615
Retailing—5.2%
Amazon.com	29,565	[a]	12,469,926
Dollar General	50,861		3,698,103
Dollar Tree	78,987	[a]	6,035,397
Home Depot	90,956		9,730,473
Kohl’s	31,074		2,226,452
Priceline Group	7,236	[a]	8,956,793
Ulta Salon, Cosmetics & Fragrance	39,302	[a]	5,938,139
			49,055,283
Semiconductors & Semiconductor Equipment—2.2%
Applied Materials	211,429		4,184,180
Avago Technologies	22,549		2,635,527
Microchip Technology	117,147		5,582,640
Texas Instruments	146,017		7,915,582
			20,317,929
Software & Services—11.6%
Accenture, Cl. A	75,403		6,986,088
Adobe Systems	58,412	[a]	4,442,817
Akamai Technologies	53,967	[a]	3,981,685

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Cognizant Technology Solutions, Cl. A	99,301	[a]	5,813,081
Facebook, Cl. A	166,405	[a]	13,107,722
Fortinet	136,917	[a]	5,167,248
Google, Cl. A	15,777	[a]	8,657,944
Google, Cl. C	15,820	[a]	8,500,884
Intuit	71,428		7,166,371
LinkedIn, Cl. A	18,249	[a]	4,601,120
Oracle	399,030		17,405,689
salesforce.com	116,701	[a]	8,498,167
ServiceNow	17,230	[a]	1,289,838
Visa, Cl. A	199,315		13,164,756
			108,783,410
Technology Hardware & Equipment—5.8%
Apple	331,470		41,483,471
Cisco Systems	329,120		9,488,530
Western Digital	32,853		3,211,052
			54,183,053
Telecommunication Services—1.3%
Verizon Communications	214,093		10,798,851
Windstream Holdings	152,829	[c]	1,785,041
			12,583,892
Transportation—.6%
Delta Air Lines	25,207		1,125,240
FedEx	26,009		4,410,346
			5,535,586
Utilities—.4%
NRG Yield, Cl. A	71,298		3,507,862
Total Common Stocks
(cost $724,184,881)			927,746,886

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,349,716)	8,349,716	[d]	8,349,716

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $2,907,368)	2,907,368 [d]	2,907,368
Total Investments (cost $735,441,965)	100.2%	939,003,970
Liabilities, Less Cash and Receivables	(.2%)	(1,435,717)
Net Assets	100.0%	937,568,253

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan. At April 30, 2015, the value of the fund’s securities on loan was $707,460 and the value of the collateral held by the fund was $2,907,368.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	11.6	Semiconductors & Semiconductor
Energy	9.3	Equipment	2.2
Pharmaceuticals, Biotech &		Food & Staples Retailing	1.8
Life Sciences	8.9	Consumer Durables & Apparel	1.5
Diversified Financials	8.4	Real Estate	1.4
Banks	6.9	Telecommunication Services	1.3
Capital Goods	6.9	Automobiles & Components	1.2
Food, Beverage & Tobacco	6.5	Money Market Investments	1.2
Technology Hardware & Equipment	5.8	Consumer Services	.8
Retailing	5.2	Commercial & Professional Services	.7
Health Care Equipment & Services	5.1	Household & Personal Products	.7
Media	4.8	Transportation	.6
Materials	4.3	Utilities	.4
Insurance	2.7		100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $707,460)—Note 1(b):
Unaffiliated issuers	724,184,881	927,746,886
Affiliated issuers	11,257,084	11,257,084
Cash		841,134
Receivable for investment securities sold		9,356,553
Dividends and interest receivable		656,026
Receivable for shares of Common Stock subscribed		118,975
Prepaid expenses		22,822
		949,999,480
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		768,315
Payable for investment securities purchased		8,256,408
Liability for securities on loan—Note 1(b)		2,907,368
Payable for shares of Common Stock redeemed		372,562
Accrued expenses		126,574
		12,431,227
Net Assets ($)		937,568,253
Composition of Net Assets ($):
Paid-in capital		682,294,779
Accumulated undistributed investment income—net		933,882
Accumulated net realized gain (loss) on investments		50,777,587
Accumulated net unrealized appreciation (depreciation) on investments		203,562,005
Net Assets ($)		937,568,253
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		44,261,537
Net Asset Value, offering and redemption price per share ($)		21.18

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $5,667 foreign taxes withheld at source):
Unaffiliated issuers	7,591,331
Affiliated issuers	3,339
Income from securities lending—Note 1(b)	14,624
Total Income	7,609,294
Expenses:
Management fee—Note 3(a)	3,522,117
Shareholder servicing costs—Note 3(b)	554,324
Custodian fees—Note 3(b)	44,020
Professional fees	40,398
Directors’ fees and expenses—Note 3(c)	39,481
Registration fees	20,413
Prospectus and shareholders’ reports	18,382
Loan commitment fees—Note 2	4,292
Miscellaneous	15,165
Total Expenses	4,258,592
Less—reduction in fees due to earnings credits—Note 3(b)	(422)
Net Expenses	4,258,170
Investment Income—Net	3,351,124
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	51,794,169
Net unrealized appreciation (depreciation) on investments	(13,107,095)
Net Realized and Unrealized Gain (Loss) on Investments	38,687,074
Net Increase in Net Assets Resulting from Operations	42,038,198

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
Operations ($):
Investment income—net	3,351,124	6,260,244
Net realized gain (loss) on investments	51,794,169	79,464,563
Net unrealized appreciation
(depreciation) on investments	(13,107,095)	33,138,208
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,038,198	118,863,015
Dividends to Shareholders from ($):
Investment income—net	(2,571,854)	(6,360,234)
Net realized gain on investments	(79,480,220)	(24,394,757)
Total Dividends	(82,052,074)	(30,754,991)
Capital Stock Transactions ($):
Net proceeds from shares sold	23,734,772	164,597,642
Dividends reinvested	77,460,631	29,378,355
Cost of shares redeemed	(74,431,605)	(111,855,799)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	26,763,798	82,120,198
Total Increase (Decrease) in Net Assets	(13,250,078)	170,228,222
Net Assets ($):
Beginning of Period	950,818,331	780,590,109
End of Period	937,568,253	950,818,331
Undistributed investment income—net	933,882	154,612
Capital Share Transactions (Shares):
Shares sold	1,121,047	7,796,077
Shares issued for dividends reinvested	3,776,451	1,471,890
Shares redeemed	(3,501,888)	(5,312,689)
Net Increase (Decrease) in Shares Outstanding	1,395,610	3,955,278

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2015				Year Ended October 31,
	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	22.18		20.06	15.35	13.72	13.19	11.25
Investment Operations:
Investment income—net[a]	.08		.15	.18	.16	.16	.11
Net realized and unrealized
gain (loss) on investments	.86		2.76	4.71	1.63	.53	1.93
Total from Investment Operations	.94		2.91	4.89	1.79	.69	2.04
Distributions:
Dividends from
investment income—net	(.06)		(.16)	(.18)	(.16)	(.16)	(.10)
Dividends from net realized
gain on investments	(1.88)		(.63)	—	—	—	—
Total Distributions	(1.94)		(.79)	(.18)	(.16)	(.16)	(.10)
Net asset value, end of period	21.18		22.18	20.06	15.35	13.72	13.19
Total Return (%)	4.53	[b]	14.95	32.11	13.11	5.23	18.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	[c]	.92	.97	1.05	1.03	1.05
Ratio of net expenses
to average net assets	.91	[c]	.92	.97	1.05	1.03	1.05
Ratio of net investment income
to average net assets	.71	[c]	.72	1.03	1.08	1.14	.87
Portfolio Turnover Rate	29.46	[b]	49.93	47.77	51.17	88.42	86.92
Net Assets, end of period
($ x 1,000)	937,568		950,818	780,590	522,626	502,238	536,094

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

The Fund 17

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	921,866,062	—	—	921,866,062
Equity Securities—
Foreign
Common Stocks†	5,880,824	—	—	5,880,824
Mutual Funds	11,257,084	—	—	11,257,084

† See Statement of Investments for additional detailed categorizations.

At April 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended April 30, 2015, The Bank of New York Mellon earned $4,874 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2015 were as follows:

Affiliated
Investment	Value				Value	Net
Company	10/31/2014	($)	Purchases ($)	Sales ($)	4/30/2015($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	8,219,116		89,849,347	89,718,747	8,349,716.9
Dreyfus
Institutional
Cash
Advantage
Fund	—		46,742,610	43,835,242	2,907,368.3
Total	8,219,116		136,591,957	133,553,989	11,257,084	1.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2014 was as follows: ordinary income $6,360,234 and long-term capital gains $24,394,757.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2015, the fund was charged $293,210 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2015, the fund was charged $148,580 for transfer agency services and $9,689 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $422.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2015, the fund was charged $44,020 pursuant to the custody agreement.

During the period ended April 30, 2015, the fund was charged $5,659 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $584,928, Shareholder Services Plan fees $106,000, custodian fees $24,000, Chief Compliance Officer fees $3,682 and transfer agency fees $49,705.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2015, amounted to $276,395,623 and $332,315,722, respectively.

At April 30, 2015, accumulated net unrealized appreciation on investments was $203,562,005, consisting of $213,060,769 gross unrealized appreciation and $9,498,764 gross unrealized depreciation.

At April 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 11-12, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infra-structures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and its affiliates the results of the comparisons and noted that the fund’s total return performance was generally at or above the Performance Group and Performance Universe medians, except for the one-year period when it was below the medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was slightly below the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

The Fund 29

For More Information

Ticker Symbol: DGRIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and         Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2015

By: /s/James Windels
James Windels, Treasurer
Date:	June 17, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)